                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                     Information required in Proxy Statement
                            Schedule 14A Information
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

================================================================================
                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 293-1232

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2005

                                   ----------

TO THE SHAREHOLDERS OF
CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on April 22, 2005, at 3:00 p.m. New York time.

     The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

          1.   To elect two (2) Directors of the Fund.

     This item is discussed in greater detail in the attached Proxy Statement.

     The close of business on February 25, 2005 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, this Meeting.

     This notice and related proxy material are first being mailed on or about March 21, 2005.

                                  By order of the Board of Directors

                                            /s/ Michael A. Pignataro
                                              MICHAEL A. PIGNATARO
                                                   SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 21, 2005
New York, New York

                 (This page has been left blank intentionally.)

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                   ----------

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2005

                                   ----------

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017 on April 22, 2005 (commencing at 3:00 p.m. New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Brown Brothers Harriman Co., the administrator of the Fund (the "Administrator"), or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $1,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 21, 2005.

     CSAM has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 50 Milk Street, Boston, Massachusetts 02110. Credit Suisse Asset Management Limited, located at Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ, serves as the investment sub-adviser to the Fund.

     The Fund's Annual Report containing audited financial statements for the fiscal year ended December 31, 2004 has previously been furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUND'S WEBSITE AT http://www.csam.com/us. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominees for director, and, in accordance with the judgment of the persons named in the Proxy on any matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The election of a Director will require that each successful candidate receive a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

     CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 25, 2005, there were 49,895,588 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

     In order that your Shares may be represented at the Meeting, you are requested to:

     --indicate your instructions on the Proxy;
     --date and sign the Proxy;
     --mail the Proxy promptly in the enclosed envelope; and --allow sufficient time for the Proxy to be received and processed on or before 3:00 p.m. on April 22, 2005.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The only proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund to hold office for the term set forth below and until their successors are elected and qualified.

     Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. James S. Pasman, Jr. and Steven N. Rappaport are each being nominated to serve as a Class I Director for a three-year term to expire at the Fund's 2008 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Lawrence J. Fox and Michael E. Kenneally are each Class II Directors whose terms will expire at the Fund's 2006 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Enrique R. Arzac is a Class III Director whose term will expire at the Fund's 2007 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     Messrs. Pasman and Rappaport have indicated an intention to serve if elected and have consented to being named in this Proxy Statement. If elected, Mr. Pasman will serve his term as a director, subject to the Nominating Committee's annual waiver of the Fund's retirement policy with respect to Mr. Pasman. Mr. Rappaport is being nominated for the directorship currently held by William W. Priest, Jr., whose term as a director will expire on the date of the Meeting, and who has decided not to stand for re-election as a director of the Fund.

     The following tables set forth certain information regarding the nominees for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                              POSITION(S)   TERM OF OFFICE AND        PRINCIPAL          COMPLEX
     NAME, ADDRESS AND         HELD WITH      LENGTH OF TIME        OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS
       DATE OF BIRTH             FUND             SERVED         DURING PAST 5 YEARS   BY DIRECTOR       HELD BY DIRECTOR
     -----------------        -----------   ------------------   -------------------   -----------   -------------------------
NON-INTERESTED NOMINEES FOR DIRECTOR:
James S. Pasman, Jr.          Director,     Since Fund           Currently retired         42        Director of
   c/o Credit Suisse Asset    Nominating    inception; current                                       Education Management
   Management, LLC            and Audit     term ends at the                                         Corp.
   Attn: General Counsel      Committee     2005 annual
   466 Lexington Avenue       Member        meeting
   New York,
   New York 10017-3140
   Date of Birth: 12/20/30

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                              POSITION(S)   TERM OF OFFICE AND        PRINCIPAL          COMPLEX
     NAME, ADDRESS AND         HELD WITH      LENGTH OF TIME        OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS
       DATE OF BIRTH             FUND             SERVED         DURING PAST 5 YEARS   BY DIRECTOR       HELD BY DIRECTOR
     -----------------        -----------   ------------------   -------------------   -----------   -------------------------
Steven N. Rappaport           None          None                 Partner of Lehigh         42        Director of Presstek,
   c/o Lehigh Court, LLC                                         Court, LLC and RZ                   Inc. (a digital imaging
   40 East 52nd Street                                           Capital (private                    technologies company);
   New York, New York                                            investment firms)                   Director of Wood
   10022                                                         from July 2002 to                   Resources, LLC (a
   Date of Birth: 07/10/48                                       present; Transition                 plywood manufacturing
                                                                 Adviser to SunGard                  company)
                                                                 Securities Finance,
                                                                 Inc. from February
                                                                 2002 to July 2002;
                                                                 President of SunGard
                                                                 Securities Finance,
                                                                 Inc. from 2001 to
                                                                 February 2002;
                                                                 President of Loanet,
                                                                 Inc. (an on-line
                                                                 accounting service)
                                                                 from 1997 to 2001

NON-INTERESTED DIRECTORS:
Enrique R. Arzac
   c/o Credit Suisse Asset    Director,     Since 1990;          Professor of Finance       8        Director of The Adams
   Management, LLC            Nominating    current term ends    and Economics,                      Express Company (a
   Attn: General Counsel      Committee     at the 2007 annual   Graduate School of                  closed-end investment
   466 Lexington Avenue       Chaiman and   meeting              Business, Columbia                  company); Director of
   New York,                  Audit                              University since                    Petroleum and Resources
   New York 10017-3140        Committee                          1971                                Corporation (a closed-end
   Date of Birth: 10/02/41    Member                                                                 investment company)

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                              POSITION(S)   TERM OF OFFICE AND        PRINCIPAL          COMPLEX
     NAME, ADDRESS AND         HELD WITH      LENGTH OF TIME        OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS
       DATE OF BIRTH             FUND             SERVED         DURING PAST 5 YEARS   BY DIRECTOR       HELD BY DIRECTOR
     -----------------        -----------   ------------------   -------------------   -----------   -------------------------
Lawrence J. Fox               Director,     Since 1990;          Partner, Drinker           3        Director, Winthrop
   One Logan Square           Nominating    current term         Biddle & Reath                      Trust Company
   18th & Cherry Streets      Committee     ends at the 2006     (law firm) since
   Philadelphia, PA 19103     Member        annual meeting       1972
   Date of Birth: 07/17/43    and Audit
                              Committee
                              Chairman

INTERESTED DIRECTOR:
Michael E. Kenneally*         Director,     Since 2004;          Chairman and              44        None
   c/o Credit Suisse Asset    Chairman      current term ends    Global Chief
   Management, LLC            of the        at the 2006 annual   Executive Officer
   466 Lexington Avenue       Board         meeting              of CSAM since
   New York,                  and Chief                          2003; Chairman
   New York 10017-3140        Executive                          and Chief
   Date of Birth: 03/30/54    Officer                            Investment Officer
                                                                 of Banc of America
                                                                 Capital Management
                                                                 from 1998 to
                                                                 March 2003

     NAME, ADDRESS AND        POSITION(S) HELD
       DATE OF BIRTH              WITH FUND             LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
     -----------------        ----------------          ---------------------     -------------------------------------------
OFFICERS:
Richard J. Lindquist          President and             Since 1996                Managing Director of CSAM; Associated with
   c/o Credit Suisse Asset    Chief Investment                                    CSAM since 1995; Officer of other Credit
   Management, LLC            Officer                                             Suisse Funds
   466 Lexington Avenue
   New York, New York
   Date of Birth: 06/22/60

Michael A. Pignataro          Chief Financial           Since 1995                Director and Director of Fund
   c/o Credit Suisse Asset    Officer and                                         Administration of CSAM; Associated with
   Management, LLC            Secretary                                           CSAM since 1984; Officer of other Credit
   466 Lexington Avenue                                                           Suisse Funds
   New York, New York
   Date of Birth: 11/15/59

     NAME, ADDRESS AND        POSITION(S) HELD
       DATE OF BIRTH              WITH FUND             LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
     -----------------        ----------------          ---------------------     -------------------------------------------
Emidio Morizio                Chief Compliance          Since 2004                Director and Global Head of Compliance of
   c/o Credit Suisse Asset    Officer                                             CSAM; Associated with CSAM since July 2000;
   Management, LLC                                                                Vice President and Director of Compliance
   466 Lexington Avenue                                                           of Forstmann-Leff Associates from 1998 to
   New York,                                                                      June 2000; Officer of other Credit Suisse
   New York 10017-3140                                                            Funds
   Date of Birth: 09/21/66

Ajay Mehra                    Chief Legal               Since 2004                Director and Deputy General Counsel of CSAM
   c/o Credit Suisse Asset    Officer                                             since September 2004; Senior Associate of
   Management, LLC                                                                Shearman & Sterling LLP from September 2000
   466 Lexington Avenue                                                           to September 2004; Senior Counsel of the
   New York,                                                                      SEC Division of Investment Management from
   New York 10017-3140                                                            June 1997 to September 2000; Officer of
   Date of Birth: 08/14/70                                                        other Credit Suisse Funds

J. Kevin Gao                  Senior Vice               Since 2004                Vice President and Legal Counsel of CSAM;
   c/o Credit Suisse Asset    President                                           Associated with CSAM since July 2003;
   Management, LLC                                                                Associated with the law firm of Willkie
   466 Lexington Avenue                                                           Farr & Gallagher LLP from 1998 to 2003;
   New York,                                                                      Officer of other Credit Suisse Funds
   New York 10017-3140
   Date of Birth: 10/13/67

Robert M. Rizza               Treasurer                 Since 1999                Assistant Vice President of CSAM since
   c/o Credit Suisse Asset                                                        January 2001; Associated with CSAM since
   Management, LLC                                                                1998; Officer of other Credit Suisse Funds.
   466 Lexington Avenue
   New York, New York
   Date of Birth: 12/09/65

----------
  * Mr. Kenneally is an interested person of the Fund by virtue of his current positions as director and/or officer of CSAM.

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Investment Companies (as defined below) beneficially owned by each director.

                                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL FUNDS OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY SECURITIES    DIRECTOR OR NOMINEE IN CSAM FAMILY
NAME OF DIRECTOR OR NOMINEE                            IN THE FUND*(1)(2)             OF INVESTMENT COMPANIES*(1)(3)
---------------------------                    ---------------------------------   -----------------------------------
NON-INTERESTED NOMINEES FOR DIRECTOR:
James S. Pasman, Jr.                                           C                                    D
Steven N. Rappaport                                            A                                    C

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                               C                                    E
Lawrence J. Fox                                                C                                    C

INTERESTED DIRECTORS:
Michael E. Kenneally                                           A                                    A
William W. Priest, Jr.                                         A                                    C

----------
*    Key to Dollar Ranges
       A.   None
       B.   $1 - $10,000
       C.   $10,001 - $50,000
       D.   $50,001 - $100,000
       E.   over $100,000

(1) This information has been furnished by each Director as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "CSAM Family of Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2004, none of the non-interested nominees for election to the Board, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

     During the fiscal year ended December 31, 2004, each Director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $12,500 and $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2004 to all such unaffiliated directors was $68,000.

     During the fiscal year ended December 31, 2004, the Board convened four times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a director.

     Messrs. Arzac, Fox and Pasman constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened twice during the fiscal year ended December 31, 2004. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Messrs. Arzac, Fox and Pasman constitute the Fund's Nominating
Committee, which is composed of Directors who are non-interested Directors of the Fund. The Nominating Committee met once during the fiscal year ended December 31, 2004. At meetings of the Nominating Committee held on
February 14, 2005 and March 18, 2005, the Nominating Committee (with the nominee abstaining from voting) determined to recommend to the full Board the nomination of each of Messrs. Pasman and Rappaport, respectively, for a three-year term. At meetings held on February 14, 2005 and March 18, 2005, the full Board (with the nominee and Mr. Priest abstaining from voting) nominated each of Messrs. Pasman and Rappaport, respectively, for a three-year term. The Nominating Committee selects and recommends to the full Board candidates for nomination as non-interested Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted in writing to the Nominating Committee in care of the Secretary of the Fund. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund's proxy statement dated March 1, 2004). In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

     Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund's proxy statement dated March 1,
2004), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

     The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2004. The Audit Committee has also met with the Fund's independent registered public accounting firm, PwC, and discussed with it certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received from PwC the letter required by the Securities and Exchange Commission's ("SEC") independence rules describing any relationships between it and the Fund that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to the Fund and to CSAM was compatible with maintaining PwC's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit

Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2004 Annual Report to Shareholders for the fiscal year ended December 31, 2004 and be mailed to shareholders and filed with the SEC.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                 Lawrence J. Fox
                              James S. Pasman, Jr.

                              INDEPENDENT AUDITORS

     At a meeting held on November 30, 2004, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2005. PwC has been the Fund's independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no direct or material indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     The information in the table below is provided for services rendered to the Fund by PwC for its fiscal years ended December 31, 2003 and December 31, 2004.

                                             2003              2004
                                             ----              ----
Audit Fees                                 $ 37,410          $ 37,410

Audit-Related Fees(1)                      $  3,000          $  4,500

Tax Fees(2)                                $  2,175          $  2,284

All Other Fees                             $      0          $      0

Total                                      $ 42,585          $ 44,194

(1) Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements and the Fund's third quarter 2004 Form N-Q filing.

(2) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

     The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any service provider to the Fund controlling, controlled by or under common control with CSAM that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit

Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     PwC did not bill any amounts to the Fund for non-audit services rendered to the Fund, CSAM and Covered Service Providers of the Fund for the fiscal years ended December 31, 2003 and December 31, 2004.

                                  COMPENSATION

     The following table shows certain compensation information for the directors for the fiscal year ended December 31, 2004. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                      TOTAL COMPENSATION FROM FUND
                                              AGGREGATE COMPENSATION    AND FUND COMPLEX PAID TO
NAME OF DIRECTOR OR NOMINEE                        FROM THE FUND          DIRECTOR OR NOMINEE*
---------------------------                        -------------          --------------------
NON-INTERESTED NOMINEES FOR DIRECTOR:
James S. Pasman, Jr.                                $    17,500               $    102,625
Steven N. Rappaport                                         N/A               $     90,025

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                    $    17,500               $     80,500
Lawrence J. Fox                                     $    17,500               $     42,500

INTERESTED DIRECTORS:
Joseph D. Gallagher**                               $         0               $          0
Michael E. Kenneally                                $         0               $          0
William W. Priest, Jr.                              $    15,500               $     93,500

----------
* 48 funds comprise the Fund complex. See the "Directors" table for the number of funds each director serves.
** Mr. Gallagher resigned from his positions with the Fund effective August 10, 2004.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of March 18, 2005, to the Fund's knowledge no shareholder held
5% or more of the Fund's shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 2004, all filing requirements applicable to such persons were complied with except for the following:

     J. Kevin Gao: A Form 3 was not timely filed to report his appointment as Senior Vice President of the Fund on November 30, 2004. A Form 3 was filed on December 15, 2004 to report this event.

     Ajay Mehra: A Form 3 was not timely filed to report his appointment as Chief Legal Officer of the Fund on November 30, 2004. A Form 3 was filed on December 15, 2004 to report this event.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2006 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 21, 2005. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) and received at, Credit Suisse Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2006 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                 (This page has been left blank intentionally.)

                                                  CREDIT SUISSE ASSET MANAGEMENT
                                                         INCOME FUND, INC.
                                                          APRIL 22, 2005


4946-PS-05

                                      PROXY

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         I hereby appoint Michael A. Pignataro, Ajay Mehra and J. Kevin Gao, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on April 22, 2005, at 3:00 p.m., Eastern time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

         PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/ Please mark votes as in this example

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board's nominees for Director named below.

         The Board of Directors of the Fund unanimously recommends a vote "FOR" the nominees named below.

1.       Election of the following nominees as Director:

         Nominees:       (01)   James S. Pasman, Jr.

                         (02)   Steven N. Rappaport

         FOR the nominees listed       / /  WITHHOLD AUTHORITY to vote for any
         above (except as marked to         individual nominee, strike a line
         the contrary above) / /            through such individual's name above

         (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

         Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                  Date
          ------------------    --------------

Signature:                  Date
          ------------------    --------------


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.